Dreyfus New York AMT-Free Municipal Cash Management

Ticker symbol: DLCXX

PROSPECTUS June 1, 2009

Classic Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BNY MELLON ASSET MANAGEMENT

Dreyfus

Contents

The Fund
Goal and Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	7

Your Investment
Shareholder Guide	8
Distributions and Taxes	12
Services for Fund Investors	13

For More Information

See back cover.

Dreyfus New York AMT-Free Municipal Cash Management

The Fund

GOAL AND APPROACH

The fund seeks to provide as high a level of current income exempt from federal, New York state and New York city personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal, New York state and New York city personal income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. The fund does not intend to invest in municipal obligations that pay interest subject to the federal alternative minimum tax. Although the fund seeks to provide income exempt from federal, New York state and New York city personal income taxes, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New York state municipal obligations are not available for investment.

MAIN RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither Dreyfus nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

  Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the fund’s share price. Although the fund invests only in high-quality debt securities, any of the fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.
  Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.
  State-specific risk. The fund is subject to the risk that New York’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.
  Derivatives risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.
  Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the fund will normally invest all or a substantial portion of its assets in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by the investment adviser to be reliable), from federal and New York state and New York city income taxes, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

  Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the changes in the performance of the fund’s Classic Shares from year to year. The table shows the fund’s Classic Shares average annual total returns over time. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

Year-by-year total returns as of 12/31 each year (%)

Best Quarter (Q2, 2007):	+0.75%
Worst Quarter (Q3, 2003):	+0.06%

The fund’s year-to-date total return as of 3/31/09 for Classic Shares was 0.05%.

Average annual total returns (as of 12/31/08)*

		Since
		Inception
1 Year	5 Years	(4/1/02)
1.58%	1.86%	1.51%

* The fund commenced operations after all of the assets of another investment company, BNY Hamilton New York AMT-Free Municipal Money Fund (the predecessor fund), were transferred to the fund in a tax-free reorganization on September 12, 2008. Total returns for periods prior to September 13, 2008 (the commencement of operations of Classic Shares) reflect the performance of the Classic shares of the predecessor fund, and the performance of the fund’s Classic Shares since that date.

For the current yield for Classic Shares, institutions may call toll-free 1-800-346-3621. Individuals or entities for whom institutions may purchase or redeem shares should call the institution directly.

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Annual fund operating expenses (paid each year as a % of the value of your investment)

Classic Shares
Management fee	0.20%
Rule 12b-1 fee*	0.50%
Other expenses	0.03%
Treasury Guarantee Program fee**	0.04%
Total annual fund operating expenses***	0.77%

*The fee paid to the fund’s distributor for distributing Classic shares, for advertising and marketing related to Classic shares, and for providing account service and maintenance. Because this fee is paid on an ongoing basis out of fund assets attributable to Classic shares, over time it will increase the cost of your investment in Classic shares and could cost you more than paying other types of sales charges.

** Reflects the fee paid by the fund to U.S. Treasury Department in connection with the fund’s participation under the Treasury Department’s Temporary Guarantee Program for Money Market Funds. The fee rate reflects the fund’s participation in the Program, which terminates on September 18, 2009.

*** For the fiscal year ended January 31, 2009, Dreyfus assumed certain fund expenses pursuant to an agreement in effect, which resulted in reducing total annual fund operating expenses from 0.77% to 0.74%. This agreement terminates on July 1, 2009.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$79	$246	$428	$954
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MANAGEMENT

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $341 billion in approximately 193 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.20% of the fund’s average daily net assets. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and for the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any of the firms’ other clients.

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FINANCIAL HIGHLIGHTS

These financial highlights describe the performance of the fund’s Classic shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. Information for the fiscal year ended December 31, 2004 was audited by Ernst & Young LLP, an independent registered public accounting firm. Information for each of the fiscal years ended through December 31, 2005, 2006, and 2007 was audited by the fund’s former independent registered public accounting firm. Information for the fiscal years ended December 31, 2008 and January 31, 2009 has been audited by Ernst & Young LLP, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		One Month Ended		Year Ended December 31,
		January 31,
	Classic Shares+	2009 a	2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value, beginning of period		1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net		.000 d	.016	.029	.027	.016	.005
Distributions:
Dividends from investment income--net		(.000) d	(.016)	(.029)	(.027)	(.016)	(.005)
Dividends from net realized gain on investments		-	(.000) d	-	-	-	-
Total Distributions		(.000) d	(.016)	-	-	-	-
Net asset value, end of period		1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)		(.02) b	1.58	2.90	2.73	1.66	.46

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets		.74 c	.75	.75	.76	.77	.77
Ratio of net expenses to average net assets		.73 c	.74	.75 e	.75	.75	.74
Ratio of net investment income to average net assets		.21 c	1.55	2.78	2.68	1.61	.63

Net Assets, end of period ($ x 1,000)		76,000	72,964	79,239	29,035	11,566	14,853

+	Represents information for Classic shares of the fund’s predecessor fund through September 12, 2008.
a	In January 2009, the Fund changed its fiscal year end from December 31 to January 31.
b	Not annualized.
c	Annualized.
d	Amount represents less than $.001 per share.
e	Expense waivers and/or reimbursements amounted to less than .01%.

Your Investment

SHAREHOLDER GUIDE

The fund is designed for institutional investors, particularly banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity. Classic shares also are offered to investors who received Classic shares of the fund in exchange for Classic shares of the predecessor fund in connection with the reorganization of the predecessor fund. Generally, each other investor will be required to open a single master account with the fund for all purposes. In certain cases, the fund may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the fund's transfer agent for sub-accounting services and will be charged directly for the cost of such services. Institutions purchasing Classic shares for the benefit of their clients may impose policies, limitations and fees which are different from those described in this prospectus. Investors who received Classic shares of the fund in exchange for Classic shares of the predecessor fund in connection with the reorganization of the predecessor fund may use procedures other than those described in this prospectus to purchase and sell fund shares and are offered additional shareholder privileges, which are described in the fund's Statement of Additional Information. The fund offers other classes of shares, which are described in separate prospectuses. Institutions purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients.

Valuing Shares

You pay no sales charges to invest in Classic shares of the fund. Your price for Classic shares is the net asset value per share (NAV).

The fund’s portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, and diversification requirements to help it maintain the $1.00 per share price.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

How to Buy Shares

The NAV is generally calculated at 1:00 p.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open for regular business. An order will be priced at the next NAV calculated after the order is received in proper form by the fund’s transfer agent or other authorized entity.

Investors whose orders in proper form are placed and payments for which are received in or converted into Federal Funds by the fund’s custodian by 1:00 p.m. will be effective at the price determined at 1:00 p.m. on that day. In this case, shares purchased will receive the dividend declared on that day.

Orders effected through a compatible computer facility after 1:00 p.m., but by 8:00 p.m. Eastern time, will become effective at the price determined at 8:00 p.m. on that day, if Federal Funds are received by the fund’s custodian by 11:00 a.m. Eastern time on the following business day. In this case, shares purchased will start earning dividends on the business day following the date the order became effective. Orders effected in proper form between 1:00 p.m., and 8:00 p.m. Eastern time, by a means other than a compatible computer facility, will become effective on the following business day.

Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Minimum investments

	Initial	Additional

Classic Shares	$10,000,000*	none

* The minimum initial investment in Classic shares is $10,000,000, unless: (a) the investor has invested at least $10,000,000 in the aggregate among any Dreyfus Cash Management fund, Dreyfus
Institutional Cash Advantage Fund and Dreyfus Institutional Cash
Advantage Plus Fund (including in any class of a fund); or (b) the investor has, in the opinion of Dreyfus Cash Investment Services
Division, adequate intent and availability of assets to reach a future level of investment of $10,000,000 among the funds named above.

The Dreyfus Lion Remote System provides institutional investment managers with the ability to monitor, control and service their Dreyfus mutual fund accounts through their personal computer. Investment managers use their modem with a local-access dial-up network or use their Internet access with a digital certificate for 128-bit encryption security. Please call Dreyfus Cash Investment Services Division about the availability of other compatible computerized trading systems.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

If a redemption request is received in proper form by the fund’s transfer agent or other authorized entity by 1:00 p.m. Eastern time, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be transmitted in Federal Funds on the same day, and the shares will not receive the dividend declared on that day. If a request for redemption is received in proper form by the fund’s transfer agent or other authorized entity after 1:00 p.m., but by 8:00 p.m. Eastern time, the proceeds of the redemption ordinarily will be transmitted in Federal Funds on the next business day, and the shares will receive the dividend declared on that day.

The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day, depending on the circumstance, for any period (i) during which the New York Stock Exchange is closed (other than on holidays or weekends), or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists that makes difficult the disposal of securities owned by the fund or the determination of the fair value of the fund’s net assets; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. If, for one of these reasons, the processing of redemptions and the delivery of redemption proceeds is delayed beyond the same or next business day, the delay may be for up to seven days. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist. Any certificates representing fund shares being sold must be returned with the redemption request.

Before selling recently purchased shares, please note that the fund may delay selling the shares for up to eight business days following the purchase of those shares.

General Policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request.

The fund also reserves the right to:

  refuse any purchase or exchange request
  change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions change its minimum investment amounts
  “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets). Investors are urged to call Dreyfus Cash Investment Services Division before effecting any large transactions.

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New York state and New York city personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For New York state and city personal income tax purposes, distributions derived from interest on municipal securities of New York state and New York city issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York state and New York city personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

SERVICES FOR FUND INVESTORS Exchange privilege

An investor may purchase, in exchange for Classic shares of the fund, shares of certain funds in the Dreyfus Family of Funds. Any new account established through an exchange will have the same privileges as the original account (as long as they are available). There is currently no fee for exchanges.

Dreyfus Auto-Exchange privilege

Dreyfus Auto-Exchange privilege enables an investor to invest regularly (on a monthly, semi-monthly, quarterly or annual basis), in exchange for Classic shares of the fund, shares of certain funds in the Dreyfus Family of Funds if the investor is a shareholder in such fund. There is currently no fee for this privilege.

Account statements

Every Dreyfus Fund investor automatically receives regular account statements. Each investor will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions the investor has received.

For More Information

Dreyfus New York AMT-Free Municipal Cash Management

A series of Dreyfus Tax Exempt Cash Management Funds
SEC file number: 811-3954

More information is available free upon request, including the following:

Annual/Semiannual Report

Describes performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at **www.dreyfus.com**.

Statement of Additional Information (SAI)

Provides more details about a fund and its policies. A current SAI is available at **www.dreyfus.com** and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at **www.dreyfus.com** under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.

To obtain information:

By telephone Call your Dreyfus Cash Investments Services Division representative or 1-800-346-3621

Former holders of Classic shares of the predecessor fund should call 1-800-645-6561

By mail Write to:
Dreyfus Cash Investments Services Division
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Access Dreyfus Cash Investments Services Division at www.dreyfus.com. You can obtain product information and E-mail requests for information or literature.

On the Internet Certain fund documents can be viewed online or downloaded from:

SEC http://www.sec.gov

Dreyfus http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2009 MBSC Securities Corporation
6561P0609